UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

Nightfood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55406	46-3885019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 White Plains Road – Suite 500, Tarrytown, New York	10591
(Address of principal executive offices)	(Zip Code)

888-888-6444

Registrant’s telephone number, including area code

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events.

On November 16, 2017, a vendor to the Company issued a press release announcing the Company would be holding an investor conference call on Tuesday, November 21, 2017 at 4:30 PM eastern time. On November 17, 2017, the Company reissued the same release with a different date to ensure proper circulation under the Company ticker.

Item 9.01 Financial Statements and Exhibits

Financial Information

None

Exhibits:

99.1	Press Release, dated November 17, 2017

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTFOOD HOLDINGS, INC.

November 21, 2017	By:	/s/ Sean Folkson
Sean Folkson
Chief Executive Officer

3